UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 25, 2020

(Date of earliest event reported)

ALASKA AIR GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)
1-8957		91-1292054
(Commission File Number)		(IRS Employer Identification No.)

19300 International Boulevard Seattle Washington	98188
(Address of Principal Executive Offices)	(Zip Code)

(206) 392-5040

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Title of each class	Name of each exchange on which registered	Ticker Symbol
Common stock, $0.01 par value	New York Stock Exchange	ALK

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This document is also available on our website at http://investor.alaskaair.com.

ITEM 8.01.	Other Events

As previously disclosed, Alaska Air Group, Inc. (the “Company”) has issued warrants (each a “Warrant” and, collectively, the “Warrants”) to the United States Department of the Treasury (together with its permitted assignees, “U.S. Treasury”) to purchase up to an aggregate of 888,669 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”). The warrants were issued to U.S. Treasury in a series of private placements exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the participation by the Company’s subsidiaries, Alaska Airlines, Inc., Horizon Air Industries, Inc. and McGee Air Services, Inc., in the payroll support program under Division A, Title IV, Subtitle B of The Coronavirus Aid, Relief, and Economic Security Act. Pursuant to the terms of that certain Amended and Restated Warrant Agreement, dated as of June 23, 2020, between Alaska Air Group, Inc. and U.S. Treasury, the Company must register the resale of the Warrants and the shares of the Company’s Common Stock issuable upon exercise of the Warrants no later than September 30, 2020.

On September 25, 2020, the Company filed a prospectus supplement (the “Prospectus Supplement”) to its automatic shelf registration statement on Form S-3 (File No. 333-249054) filed on September 25, 2020. The Prospectus Supplement registers the resale of the Warrants and the shares of the Company’s Common Stock issuable upon exercise of the Warrants. The Company will not receive any proceeds from the sale of the Warrants or shares of the Company’s Common Stock issuable upon exercise of the Warrants.

The Company is filing this report to provide the legal opinion of O’Melveny & Myers LLP as to the legality of the issuance and sale of the Warrants and shares of the Company’s Common Stock issuable upon exercise of the Warrants, which opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number	Description of Exhibit

5.1	Opinion of O’Melveny & Myers LLP.

23.1	Consent of O’Melveny & Myers LLP (included in its opinion filed as Exhibit 5.1).

104	Cover Page Interactive Data File - embedded within the Inline XBRL Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIR GROUP, INC.
Registrant

Date: September 25, 2020

	By:	/s/ CHRISTOPHER M. BERRY
	Name:	Christopher M. Berry
	Title:	Vice President Finance and Controller

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